                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 17, 2001

                                ----------------

                                FEDEX CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         COMMISSION FILE NUMBER 1-15829

             DELAWARE                                            62-1721435
(STATE OR OTHER JURISDICTION OF                               (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)

942 SOUTH SHADY GROVE ROAD, MEMPHIS, TENNESSEE                     38120
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (901) 818-7500

                                ----------------

                           FEDERAL EXPRESS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                          COMMISSION FILE NUMBER 1-7806

             DELAWARE                                            71-0427007
(STATE OR OTHER JURISDICTION OF                               (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)

3610 HACKS CROSS ROAD, MEMPHIS, TENNESSEE                          38125
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (901) 369-3600



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ITEM 5.  OTHER EVENTS.

         On October 17, 2001, FedEx Corporation announced that its subsidiary Federal Express Corporation would implement an indexed fuel surcharge beginning November 5, 2001. See the press release attached to this report as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits.

          EXHIBIT
          NUMBER           DESCRIPTION
          -------          -----------

           99.1            Press Release of FedEx Corporation dated October 17, 2001.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                           FEDEX CORPORATION


Date: October 18, 2001                     By:  /s/ James S. Hudson
                                                --------------------------------
                                                James S. Hudson
                                                Corporate Vice President -
                                                Strategic Financial Planning
                                                and Control


                                           FEDERAL EXPRESS CORPORATION


Date: October 18, 2001                     By: /s/ Michael W. Hillard
                                               ---------------------------------
                                               Michael W. Hillard
                                               Vice President and Controller



                                       3
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                                 EXHIBIT INDEX


EXHIBIT      DESCRIPTION
-------      -----------

 99.1        Press Release of FedEx Corporation dated October 17, 2001.








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